Exhibit 99.1

2019 Annual Shareholders' Meeting

Kerri Mueller Senior Vice President – Retail Banking 3

4 This meeting is being transmitted in its entirety beyond this room via webcast to all interested shareholders and prospective investors.

Allan R. Dennison Chairman AmeriServ Financial, Inc. 6

Welcome to our Annual Shareholder Meeting. We appreciate your ongoing loyalty and support. Welcome! 7

Agenda • Proxy Items • Chief Financial Officer Presentation • President & CEO Comments • Final Report on Proxy Items • Question & Answer Period 8

Election of Class III Directors Craig G. Ford Kim W. Kunkle Jeffrey A. Stopko 9

Ratification of Appointment of S.R. Snodgrass – Audit financial records for fiscal year ending 12 - 31 - 19 Waiver of Director Age Restriction – Craig G. Ford 10

Advisory (Non - Binding) Vote – Compensation of Named Executive Officers of AmeriServ Financial, Inc. Advisory Vote – Frequency of Future Advisory Votes on the Compensation of Named Executive Officers of AmeriServ Financial, Inc. 11

Honored Guests • Elected Officials • Labor Officials • Distinguished Guests 12 • Past Directors • Present Directors • AmeriServ Employees • Our Shareholders

Michael D. Lynch Senior Vice President Chief Financial Officer Chief Investment Officer Chief Risk Officer 14

Forward - Looking Statements 15 This presentation contains various forward - looking statements and includes assumptions concerning the Company’s beliefs, plans, objectives, goals, expectations, anticipations, estimates, intentions, operations, future results, and prospects, including s tat ements that include the words “may,” “could,” “should,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “project,” “p lan” or similar expressions. These forward - looking statements are based upon current expectations, are subject to risk and uncertaint ies and are applicable only as of the dates of such statements. Forward - looking statements involve risks, uncertainties and assumptions. Although we do not make forward - looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. You should not put undue reliance on any forward - looking statements. These statements speak only as of the date of this presentation, even if subsequently made available on our website or otherwise, and we under tak e no obligation to update or revise these statements to reflect events or circumstances occurring after the date of this presen tat ion. In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, the Company provides th e following cautionary statement identifying important factors (some of which are beyond the Company’s control) which could cause the actual results or events to differ materially from those set forth in or implied by the forward - looking statements and related assumptions. Such factors include the following: (i) the effect of changing regional and national economic conditions; (ii) the effects of tr ade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve; (iii) significant changes in int erest rates and prepayment speeds; (iv) inflation, stock and bond market, and monetary fluctuations; (v) credit risks of commercial , r eal estate, consumer, and other lending activities; (vi) changes in federal and state banking and financial services laws and regulations; (vii) the presence in the Company’s market area of competitors with greater financial resources than the Company ; (viii) the timely development of competitive new products and services by the Company and the acceptance of those products and services by customers and regulators (when required); (ix) the willingness of customers to substitute competitors’ produc ts and services for those of the Company and vice versa; (x) changes in consumer spending and savings habits; (xi) unanticipated regulatory or judicial proceedings; and (xii) other external developments which could materially impact the Company’s operational and financial performance. The foregoing list of important factors is not exclusive, and neither such list nor any forward - looking statement takes into acc ount the impact that any future acquisition may have on the Company and on any such forward - looking statement.

Annual Financial Results Through 2018 16

Net Income (Thousands) 17 $0 $2,000 $4,000 $6,000 $8,000 2014 2015 2016 2017 2018 3,023 5,997 2,310 3,293 7,768

Earnings Per Share 18 $0.00 $0.15 $0.30 $0.45 2014 2015 2016 2017 2018 $0.15 $0.31 $0.12 $0.18 $0.43

19 Return on Equity 0.00% 2.50% 5.00% 7.50% 10.00% 2013 2014 2015 2016 2017 2018 4.69% 2.61% 5.10% 2.30% 3.42% 8.08%

Net Interest Income (Thousands) 20 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 2014 2015 2016 2017 2018 34,044 35,360 34,134 35,561 35,494

Net Interest Margin 21 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 2014 2015 2016 2017 2018 3.52% 3.49% 3.26% 3.32% 3.31%

Total Average Securities (Millions) 22 0 50 100 150 200 2014 2015 2016 2017 2018 157 145 147 173 185

Total Average Loans (Millions) 23 500 600 700 800 900 2014 2015 2016 2017 2018 805 857 888 894 882

Total Average Deposits (Millions) 24 500 600 700 800 900 1,000 2014 2015 2016 2017 2018 872 893 956 976 960

Loan Loss Provision (Thousands) 25 (4,500) (500) 3,500 7,500 2014 2015 2016 2017 2018 375 1,250 3,950 800 (600)

Non - Performing Assets (Thousands) 26 0 2,000 4,000 6,000 8,000 2014 2015 2016 2017 2018 2,917 6,297 1,624 3,034 1,378

Allowance for Loan Loss vs. Non - Performing Assets (Thousands) 27 $0 $4,000 $8,000 $12,000 2014 2015 2016 2017 2018 Loan Loss Reserve Non Performing Assets 629% 330% 158% 612% 337%

All Other Non - Interest Revenue (Excluding Security Gains/Loss) (Thousands) 28 8,000 10,000 12,000 14,000 16,000 18,000 2014 2015 2016 2017 2018 14,146 15,196 14,461 14,531 14,507

Wealth Management Revenue (Thousands) 29 0 2,500 5,000 7,500 10,000 2014 2015 2016 2017 2018 8,117 8,682 8,747 9,170 9,660

Securities Gains / Losses (Thousands) 30 (500) (400) (300) (200) (100) 0 100 200 300 2014 2015 2016 2017 2018 177 71 177 115 (439)

Non - Interest Expense (Thousands) 31 20,000 25,000 30,000 35,000 40,000 45,000 2014 2015 2016 2017 2018 43,372 41,038 41,615 40,766 40,936

Effective Income Tax Rate % 32 0.0% 25.0% 50.0% 75.0% 2014 2015 2016 2017 2018 34.6% 28.1% 28.0% 61.9% 17.2%

Regulatory Capital Ratios As of December 31, 2018 33 10.50% 11.74% 13.53% 9.71% 11.14% 11.14% 12.14% 9.28% 0.00% 3.00% 6.00% 9.00% 12.00% 15.00% Common Equity Tier 1 Capital Ratio Tier 1 Capital Ratio Total Capital Ratio Tier 1 Leverage Ratio Consolidated Bank Regulatory Well Capitalized Requirement

34 2018 Summary • We achieved a record level of earnings in 2018 due to the combination of lower income tax expense, outstanding asset quality which allowed us to recognize a negative loan loss provision for the year, and well controlled non - interest expense while making prudent investments in the franchise that positions us well in the rapidly changing financial services industry.

Jeffrey A. Stopko President & Chief Executive Officer AmeriServ Financial, Inc. 36

ASRV Branches Loan Production Offices Overview of AmeriServ Financial Inc. Branch Map Overview ▪ $1.2 Billion Community Bank Headquartered in Johnstown, PA ▪ 16 Retail Branches ▪ 2 Loan Production Offices ▪ Sizable Wealth Management Company with $2 Billion Assets Under Administration ▪ Stable deposit base in core markets with 22% deposit market share in Cambria County ▪ Commercial Loan Portfolio well diversified in nearby faster growing markets Financial Highlights as of 03/31/2019 ($ Millions except per share data) Total Assets $1167.8 Total Loans $ 863.1 Total Deposits $ 957.8 Shareholders Equity $ 99.2 2018 Net Income $ 7.8 2018 Earnings Per Share $ 0.43 Tangible Book Value/Share $ 4.97 NASDAQ Ticker Symbol ASRV Market Cap $ 71.0 34

AmeriServ Financial, Inc. Strategic Plan 2017 - 2019 • Built around Banking for Life philosophy • Focuses on four key constituencies – Shareholders – Customers – Staff – Communities 38

AmeriServ Strategic Plan 39 Create long - term value for our shareholders by: – Maintaining financially strong balance sheet – Appropriately managing risk – Consistently improving shareholder returns

40 Financially Strong Balance Sheet Loan Portfolio Composition ($mm) As of March 31, 2019 72% Commercial / 28% Retail Non - Owner Occupied CRE / Total Capital Ratio: 335% Residential Mortgage $135.7 Home Equity & Consumer $103.6 Commercial & Industrial $157.9 Commercial Real Estate $465.8 $863.1 Million

41 Financially Strong Balance Sheet Commercial Loan Portfolio Diversification ($mm) As of March 31, 2019 $198.7 32% $226.3 36% $105.6 17% $93.0 15% Johnstown Pittsburgh Hagerstown State College/Altoona Loan Total = $623.6 MIllion

42 Financially Strong Balance Sheet Deposit Composition ($mm) As of March 31, 2019 Demand Deposits $152.8 Savings, NOW & Money Market , $517.3 Certificates of Deposit $249.3 Jumbo Certificates of Deposit $38.4 $957.8 Million 16% 4% 26% 54%

43 Revenue Diversification Promotes Long - Term Value Creation ASRV generates more revenue from non - interest income than our peers due to a strong wealth management company. Non - Interest Income 29.4% Net Interest Income 70.6%

Revenue Diversification Promotes Long Term Value Creation Wealth Management – Profitable Company with increasing financial contribution to ASRV – Good Diversification of business lines within Wealth Management: Retirement Services, Personal Trust, Investment Management, ERECT Fund & Diversified Services 44

Revenue Diversification Promotes Long Term Value Creation Wealth Management – Unique ERECT Fund product allows us to leverage union relationships – Scalable business model well positioned for growth – New Wealth Management office opened in Greensburg in October 2018 45

AmeriServ Strategic Plan Shareholder value creation focuses on: – Increasing Earnings Per Share (EPS) – Providing Strong Capital Returns to Shareholders 46

AmeriServ Strategic Plan 47 Increasing Earnings Per Share (EPS) – Striving to grow EPS by 10% annually – Improve profitability metrics particularly ROE – Narrow financial performance gap – Careful balance sheet and income statement management

AmeriServ Financial 2018 48 Key Strategic Financial Accomplishments – Achieved 10% EPS annual growth goal with reported EPS increasing 139% and adjusted EPS excluding 2017 tax charge increasing 34% – Achieved goal of bringing income tax savings from tax reform to the bottom line

AmeriServ Financial 2018 49 Key Strategic Financial Accomplishments – EPS benefited from outstanding asset quality, good expense control and effective capital management – Careful balance sheet management strengthened regulatory capital ratios – EPS growth continued in the first quarter of 2019

Earnings per Share 50 -$0.10 -$0.05 $0.00 $0.05 $0.10 $0.15 1Q '17 2Q 3Q 4Q 1Q '18 2Q 3Q 4Q 1Q '19 $0.07 $0.07 $0.08 - $0.05 $0.10 $0.10 $0.13 $0.11 $0.11

AmeriServ Strategic Plan Strong Capital Returns to Shareholders – Strategic plan goal – Return 75% of earnings to shareholders through a combination of dividends and share repurchases – Focus on growing book value and tangible book value per share – Subject to maintaining sufficient capital to support balance sheet growth 51

Capital Returns to Shareholders 52 2017 2018 Two Year Total Common Stock Buyback Program 3,405,000 2,346,000 5,751,000 Common Stock Dividend Payments 1,113,000 1,345,000 2,458,000 Total Capital Returned to Shareholders 4,518,000 3,691,000 8,209,000 Net Income 5,917,000 7,768,000 13,685,000 % of Earnings Returned to Shareholders 76.4% 47.5% 60.0%

53 Tangible Book Value Per Common Share $3.00 $3.50 $4.00 $4.50 $5.00 2013 2014 2015 2016 2017 2018 1Q 2019 $4.24 $4.33 $4.56 $4.41 $4.59 $4.88 $4.97

AmeriServ Financial 2018 54 Key Strategic Customer Accomplishments – Expanded Maryland presence in late 2018 by consolidating successful Loan Production Office into new full service AmeriServ Financial Banking Center in Hagerstown, Maryland – Simplified deposit product line - up by converting to 4 new lifestyle checking accounts that better align with Banking For Life philosophy

BANKING FOR LIFE

AmeriServ Financial 2018

Key Strategic Customer Accomplishments

- Cost effectively leveraged technology by providing customers with a new Business Internet Banking platform with mobile capabilities and a new Consumer Internet Banking system

- Introduced the new AmeriServ Seminar Series for both customers and the public. Topics spotlighted included: Women's Financial Outlook, Identity Theft and Elder Abuse, and Cyber Security. These seminars help establish AmeriServ as an education and information leader within our community.

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AmeriServ Financial 2019 56 Outlook 2019 – Key Strategic Initiatives – Continue to execute strategic plan and further improve earnings – Grow the loan portfolio in order to increase net interest income and net interest margin while maintaining strong asset quality and sound credit underwriting

AmeriServ Financial 2019 57 Outlook 2019 – Key Strategic Initiatives – Further develop banking and wealth management presence in the Hagerstown, Maryland market – Continue technology platform enhancements with introduction of Online Account Opening and New Account Desk – Further leverage union - related revenue streams through expansion of affinity group mortgage and consumer loan programs

58 Pennsylvania State Education Association (PSEA) Mortgage & Consumer Loan Production Since Inception (Thousands) 0 5,000 10,000 15,000 20,000 25,000 30,000 2013 2014 2015 2016 2017 2018 4,200 10,600 15,300 26,900 20,400 15,400

AmeriServ Financial 2019 59 Outlook 2019 – Key Strategic Initiatives – Increase common stock price through improved earnings and active capital returns to shareholders while ensuring we maintain sufficient capital to support balance sheet growth

AmeriServ Strategic Plan 60 Outlook 2019 Strong Capital Returns to Shareholders - Dividends – April 20 19: Increased quarterly common stock cash dividend by ½ cent or 25% to $0.025 per share – R epresents third consecutive year of a common stock dividend increase – After this increase, dividend payout ratio should approximate a reasonable 24% with a yield of 2.4% based upon current stock price

AmeriServ Strategic Plan 61 Outlook 2019 Strong Capital Returns to Shareholders – Buybacks – 1 st Quarter 2019: Completed existing common stock buyback program by repurchasing 112,000 shares at a cost of $476,000 – C ompleted buyback program in 9 months by repurchasing 540,000 shares at a total cost of $2.4 million or average price of $4.40 per share

AmeriServ Strategic Plan 62 Outlook 2019 Strong Capital Returns to Shareholders - Buybacks – Low risk and accretive use of capital given all shares repurchased at a price below tangible book value which currently rests at $4.97 – Buyback program beneficial to EPS; able to spread increased earnings over a smaller number of shares – In April 2019 announced a new buyback program that targets the repurchase of 3% of outstanding common stock or 526,000 shares over the next 12 months.

63 Total Shareholder Return

64 AmeriServ Strategic Plan Outlook 2019 - Attractive Stock Valuation – S trategic focus and execution demonstrates commitment to increasing EPS and providing strong capital returns to shareholders – ASRV total shareholder return has exceeded proxy advisory peer indexes over the past one - and - three - year periods. – Stock continues to trade at attractive multiples of 9.3 times trailing 12 - month earnings and 82% of tangible book value

Report On Election 66

Question & Answer Period 67